                                                                    Exhibit d(4)

                          FORM OF AMENDED AND RESTATED
                                    EXHIBIT A
                          DATED AS OF NOVEMBER 9, 2005
                                       TO
                          EXPENSE LIMITATION AGREEMENT
                            DATED AS OF JUNE 15, 2005

     Schedule A to the Expense Limitation Agreement between CRM Mutual Fund Trust and Cramer Rosenthal McGlynn, LLC dated as of June 15, 2005 is hereby amended and restated as of the date set forth above as follows:

FUND                           CLASS           EXPENSE CAP   TERMINATION DATE
----                           -----           -----------   ----------------
CRM SMALL CAP VALUE FUND       Institutional   1.25%         November 1, 2010
                               Investor        1.50%         November 1, 2010

CRM MID CAP VALUE FUND         Institutional   1.25%         November 1, 2010
                               Investor        1.50%         November 1, 2010

CRM LARGE CAP VALUE FUND       Institutional   1.25%         November 1, 2010
                               Investor        1.50%         November 1, 2010

CRM SMALL/MID CAP VALUE FUND   Institutional   1.25%         November 1, 2007
                               Investor        1.50%         November 1, 2007

CRM MID/LARGE CAP VALUE FUND   Institutional   1.25%         November 1, 2010
                               Investor        1.50%         November 1, 2010

     IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.

                                        CRM MUTUAL FUND TRUST


                                        By:
                                            ------------------------------------
                                        Name: Ronald H. McGlynn
                                        Title: Chief Executive Officer


                                        CRAMER ROSENTHAL MCGLYNN, LLC


                                        By:
                                            ------------------------------------
                                        Name: Carlos Leal
                                        Title: Chief Financial Officer